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                                                                    EXHIBIT 99.3

PRELIMINARY COPIES -- CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

                                 VIRATEK, INC.
                3300 HYLAND AVENUE, COSTA MESA, CALIFORNIA 92626
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 1, 1994

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIRATEK, INC.
   The undersigned hereby appoints Milan Panic and Thomas Seoh as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Viratek, Inc. (the "Company") held of record by the undersigned on October 3, 1994 at the annual meeting of stockholders to be held at 11:00 p.m. local time on November 1, 1994 or any adjournments or postponements thereof.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS ARE INDICATED HEREIN, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE "FOR" PROPOSALS 1, 3 AND 4 AND "FOR" THE NOMINEES TO THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE OF THIS PROXY CARD.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSALS 1, 3 AND
         4 AND FOR THE NOMINEES TO THE BOARD OF DIRECTORS LISTED BELOW.
                   (Continued and to be signed on other side)

   1. PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED AS OF AUGUST 1, 1994, AS AMENDED, BY AND AMONG THE COMPANY, ICN PHARMACEUTICALS, INC., SPI PHARMACEUTICALS, INC., ICN BIOMEDICALS, INC. AND ICN MERGER CORP. AND THE TRANSACTIONS CONTEMPLATED THEREBY.

                  / / FOR         / / AGAINST        / / ABSTAIN

   2. ELECTION OF THE NOMINEES LISTED BELOW TO THE BOARD OF DIRECTORS OF THE COMPANY.

       / / FOR ALL NOMINEES LISTED BELOW              / / WITHHOLD AUTHORITY
           (except as marked to the contrary              to vote for nominees
           below)                                         listed below

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) in the following space)

- --------------------------------------------------------------------------------
Robert H. Finch                 Adam Jerney                     Milan Panic
Roger Guillemin                 Vernon Knight, M.D.             Roberts A. Smith

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" THE
                             NOMINEES OF THE BOARD

   3. PROPOSAL TO APPROVE THE AMENDED AND RESTATED 1992 VIRATEK NON-QUALIFIED STOCK OPTION PLAN, WHICH AMENDMENT AND RESTATEMENT INCREASED THE NUMBER OF SHARES AVAILABLE FOR GRANT THEREUNDER FROM 500,000 TO 1,000,000 SHARES OF VIRATEK COMMON STOCK AND PROVIDED THAT THE MAXIMUM NUMBER OF SHARES WITH RESPECT WHICH OPTIONS MAY BE GRANTED TO ANY INDIVIDUAL DURING THE TERM OF THE PLAN MAY NOT EXCEED 400,000 SHARES.

                 / / FOR         / / AGAINST        / / ABSTAIN
   4. PROPOSAL TO APPROVE THE AMENDED AND RESTATED 1992 VIRATEK INCENTIVE STOCK OPTION PLAN, WHICH AMENDMENT AND RESTATEMENT INCREASED THE NUMBER OF SHARES AVAILABLE FOR GRANT THEREUNDER FROM 500,000 TO 1,000,000 SHARES OF VIRATEK COMMON STOCK AND PROVIDED THAT THE MAXIMUM NUMBER OF SHARES WITH RESPECT TO WHICH OPTIONS MAY BE GRANTED TO ANY INDIVIDUAL DURING THE TERM OF THE PLAN MAY NOT EXCEED 400,000 SHARES.
                  / / FOR         / / AGAINST        / / ABSTAIN

   5. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   Print and sign your name below exactly as it appears hereon. When Shares are registered in the name of more than one person, the proxy card must be signed by all named holders. When signing as attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign as full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                The undersigned acknowledges
                                                receipt of the copy of the
                                                Notice of Annual Meeting and
                                                Proxy Statement/ Prospectus
                                                (with all enclosures and
                                                attachments) relating to the
                                                meeting. THE BOARD OF DIRECTORS
                                                OF THE COMPANY RECOMMENDS THAT
                                                YOU SIGN, DATE AND MAIL THE
                                                PROXY CARD TODAY.

                                                Dated: ___________________, 1994

                                                --------------------------------
                                                   Signature (Title, if any)

                                                --------------------------------
                                                   Signature, if held jointly

                                                --------------------------------
                                                Print name of Shareholder as it
                                                         appears hereon